Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

     The Board of Directors
click2learn.com, inc.:

    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Seattle, Washington
December 13, 2000